SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 20, 2007

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

60 State Street, Suite 700, Boston, MA  02109

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 – Entry into a Material Agreement

On November 20, 2007, HepaLife Technologies, Inc. entered into a Cooperative Research and Development Agreement (the “CRADA”) with the U.S. Department of Agriculture, Agricultural Research Service (USDA-ARS) pertaining to the continued development and  use of patented liver cell lines in artificial liver devices and in-vitro toxicological testing platforms.

A copy of the press release announcing our entry into the License Agreement with the USDA ARS was attached to this Current Report on Form 8-K dated November 28, 2007 as Exhibit 99.1 and incorporated herein by reference.

We are a development stage company focused on the development of cell-based medical technologies addressing prevalent human health concerns. Current cell-based technologies under development by us include 1) the first-of-its-kind artificial liver device, 2) proprietary in-vitro toxicology and pre-clinical drug testing platforms, and 3) novel cell-culture based vaccine production methods for the manufacture of vaccines against H5N1 avian influenza and other viruses.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On November 27, 2007, HepaLife Technologies, Inc. issued a news release to that the Company has entered into an exclusive license agreement with the U.S. Department of Agriculture, Agricultural Research Service (USDA, ARS) for the use of patented liver cell lines in artificial liver devices and in-vitro toxicological testing platforms. This news release, dated November 27, 2007, is attached as Exhibit 99.1 to the Form 8-K dated <> and is incorporated herein by reference.

On December 17, 2007, HepaLife Technologies, Inc. issued a news release to announce details of a series of significant achievements in the development of the first-of-its-kind bioartificial liver device, allowing the Company to move closer to initial in-vivo trials. This news release, dated December 17, 2007, is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1-

Agreement entered into as of November 20, 2007, between the U.S. Government, as represented by the U.S. Department of Agriculture, Agricultural Research Service and HepaLife Technologies, Inc., a Florida corporation having offices at 60 State Street, Suite 700, Boston, Massachusetts.

Exhibit 99.1 –

Press Release dated November 20, 2007*

Exhibit 99.2 –

Press Release dated December 17, 2007

*Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Frank Menzler

Frank Menzler

President and CEO

Date: December 19, 2007